Exhibit 99.1
October 27, 2017

Net income up 45 percent for nine months
BBVA Compass reports third quarter results

•	Quarterly net income totals $130 million; includes $60 million (pre-tax) of provision expense related to Hurricanes Harvey and Irma

◦	Net income up 8 percent from a year ago and 45 percent on a year-to-date basis

◦	Return on average assets and return on average tangible equity[1] for the quarter were 0.59 percent and 6.40 percent, respectively

•	Total revenue increases 8 percent from prior year levels and 6 percent (annualized) from 2Q17 levels

◦	Net interest income (NII) increases $75 million or 14 percent from a year ago

◦	Net interest margin (FTE) increases 51 basis points from prior year and up 47 basis points on a year-to-date basis

•	Noninterest expense growth well contained at 3 percent, flat on a year-to-date basis

•	Positive operating leverage leads to record quarterly operating income[1] of $273 million, up 23 percent from 3Q16 levels and 22 percent on a year-to-date basis

•	Strong loan pipeline results in targeted balance sheet growth

◦	Average total loans of $60.3 billion down 1 percent from prior year but up 2 percent (annualized) on a linked quarter basis

◦	Newly funded customer loans of $12.5 billion in 2017, up 13 percent from year ago levels

◦	Average total deposits of $65.6 billion down 4 percent from prior year

▪	Average noninterest bearing deposits up 2 percent

▪	Noninterest bearing deposits represent 32 percent of average total deposits

•	Key credit quality indicators show continued improvement

◦	Nonaccrual loans drop 12 percent from 2Q17 levels led by a 17 percent decline in energy portfolio nonaccrual loans

◦	Nonperforming loan ratio at 1.18 percent, down 19 basis points from 2Q17

◦	Allowance to loan ratio at 1.41 percent and coverage ratio at 119 percent

BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income of $130 million for the third quarter of 2017, an 8 percent increase from the $120 million earned during the third quarter of 2016. Included in third quarter 2017 results is approximately $60 million (pre-tax) of provision expense related to Hurricanes Harvey and Irma. Return on average assets and return on average tangible equity1 for the third quarter of 2017 were 0.59 percent and 6.40 percent, respectively.
Net income for the first nine months of 2017 totaled $409 million, an increase of 45 percent from the $282 million earned during the first nine months of 2016. Return on average assets and return on average tangible equity1 for the first nine months of 2017 were 0.62 percent and 6.87 percent, respectively.
“Our ability to deliver another solid quarter while navigating the devastating impact of not one but two hurricanes is a testament to the strength and resiliency of the team we’ve built at BBVA Compass,” said Onur Genç, president and CEO of BBVA Compass. “While the safety and well-being of everyone impacted, including many of our own employees, was our top priority, we also recognized the need for our customers to have access to their banking accounts and the emphasis we’ve placed on building robust digital capabilities was certainly helpful during this time. Our attention now is focused on the recovery process and both BBVA Compass and our parent company, BBVA, have committed help in supporting these efforts.”
“Overall, results for the quarter and the underlying trends were very positive,” Genç noted. “Revenue growth was solid, particularly with respect to net interest income, while higher investment banking activity drove fee income growth from second quarter levels. While we did incur higher provision expense as a result of the hurricanes, underlying trends in our loan portfolio resulted in a significant improvement in many of our key credit quality measures. Increasing activity and building momentum for next year is our primary focus as we head into the final quarter of 2017.”
“The increase in net interest income certainly reflects the benefit of higher short-term interest rates and the interest rate sensitive position of our balance sheet, which positively impacted earning asset yields, particularly loan yields,” Genç noted. “At the same time, it also reflects our continued efforts focused on prudently managing spreads and maintaining a disciplined deposit pricing strategy.”
Total revenue for the quarter was $844 million, an increase of 8 percent from third quarter 2016 levels and an increase of $12 million or 6 percent (annualized) on a linked-quarter basis with the second quarter of 2017. Revenue growth was driven by an increase in net interest income. Net interest income totaled $589 million, an increase of $75 million or 14 percent from the third quarter of 2016. The percent net interest margin in the third quarter was 3.13 percent, up 51 basis points from the third quarter of 2016. On a year-to-date basis, the percent net interest margin was 3.07 percent, an increase of 47 basis points compared to the same timeframe a year ago.
Noninterest income for the quarter totaled $255 million, a decrease of 3 percent compared to the $264 million recorded in the third quarter of 2016. Positive performances in asset management fees, service charges on deposit accounts, and card and merchant processing fees were offset by more interest rate and market sensitive fee-based businesses. Conversely, on a linked quarter basis noninterest income was up 14 percent (annualized) primarily as a result of strong performance in investment banking and advisory fees.
Noninterest expense totaled $574 million, an increase of 3 percent compared to the year ago quarter. Included in noninterest expense in the third quarter of 2017 is approximately $4 million of expenses associated with Hurricanes Harvey and Irma related to property damage not covered by insurance and relief efforts and commitments made to employees and charitable organizations. Overall expense growth has been well-contained and on a year-to-date percentage basis is flat compared to the same period a year ago.
“While overall balance sheet growth has been somewhat muted given our focus on managing spreads and optimizing capital consumption, our loan pipeline is strong,” Genç noted. “During the first nine months we funded $12.5 billion of customer loans, an increase of 13 percent compared to the same time last year. Particularly encouraging this quarter has been the results of our Express Personal Loan product, an uncollateralized consumer loan that is designed to provide same day approval and funding when applied for on-line. We believe the success of this product provides us a roadmap that has proven to work in the digital space.”
Average total loans for the third quarter of 2017 were $60.3 billion, a 2 percent (annualized) increase on a linked quarter basis and a 1 percent decrease from the third quarter of 2016. During the third quarter, approximately $5 billion of customer loans were funded, a 46 percent increase from the third quarter a year ago. Average total deposits for the quarter decreased 4 percent to $65.6 billion, primarily as a result of a decrease in higher rate deposits. At the same time, average noninterest bearing demand deposits increased 2 percent and now represents 32 percent of average total deposits.
Notwithstanding the additional provision expense associated with the hurricanes, key credit quality indicators continued to improve, repeating the trend of the past several quarters. Nonperforming loans totaled $711 million at the end of the quarter, a decrease of $110 million compared to second quarter 2017 and $272 million since the end of the fourth quarter of 2016. Nonperforming loans in the company’s primarily reserved-based energy portfolio continued to decline, dropping $37 million during the quarter. Nonperforming loans as a percentage of total loans were 1.18 percent, down from 1.37 percent at the end of the second quarter of 2017 and 1.63 percent at year-end 2016. Net charge-offs as a percentage of average loans totaled 47 basis points in the quarter compared to 42 basis points in the second quarter of 2017. The allowance for loan losses as a percentage of total loans ended the quarter at 1.41 percent while the coverage ratio of nonperforming loans stood at 119 percent.
Total shareholder’s equity at the end of the third quarter totaled $13.1 billion, a 2 percent increase from $12.8 billion at the end of the third quarter of 2016. The CET1 ratio rose to 12.07 percent2 at the end of the third quarter of 2017, up 58 basis points from the end of the fourth quarter of 2016 and 79 basis points from the end of the third quarter of 2016.
________________________________
1 Operating income and average tangible equity are non-GAAP financial measures that we believe aid in understanding certain areas of our performance. The calculation of these measures is included on the page titled Non-GAAP Reconciliation.
2 Regulatory ratios at September 30, 2017, are estimated.

Contact details:
Christina Anderson	Ed Bilek
External Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass is a Sunbelt-based financial institution that operates 649 branches, including 336 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 45 in Florida, 37 in Colorado and 18 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (5th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 5th nationally in the total number of SBA loans originated in fiscal year 2016. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.

About BBVA Group
BBVA (NYSE: BBVA) is a customer-centric global financial services group founded in 1857. The Group has a strong leadership position in the Spanish market, is the largest financial institution in Mexico, it has leading franchises in South America and the Sunbelt Region of the United States; and it is also the leading shareholder in Garanti, Turkey’s biggest bank for market capitalization. Its diversified business is focused on high-growth markets and it relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. More information about BBVA Group can be found at bbva.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2017, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
	2017	2016	Change	2017	2016	Change
EARNINGS SUMMARY
Net interest income	$589,361	$514,809	14	$1,726,622	$1,535,929	12
Noninterest income [a]	254,761	263,765	(3)	745,773	765,179	(3)
Total revenue [a]	844,122	778,574	8	2,472,395	2,301,108	7
Investment securities gain, net	3,033	—	NM	3,033	30,037	(90)
Provision for loan losses	103,434	65,107	59	228,858	265,025	(14)
Noninterest expense	573,962	556,271	3	1,695,759	1,689,452	—
Pretax income	169,759	157,196	8	550,811	376,668	46
Income tax expense	39,308	36,845	7	142,097	94,548	50
Net income	130,451	120,351	8	408,714	282,120	45
Net income attributable to noncontrolling interests	584	523	12	1,458	1,569	(7)
Net income attributable to BBVA Compass Bancshares, Inc.	$129,867	$119,828	8	$407,256	$280,551	45

SELECTED RATIOS
Return on average assets	0.59%	0.53%		0.62%	0.41%
Return on average tangible equity [b]	6.40	6.21		6.87	4.92
Average common equity to average assets	14.74	13.84		14.56	13.64
Average loans to average total deposits	91.89	89.82		90.93	91.03
Common equity tier I capital (CET1) [c]	12.07	11.28		12.07	11.28
Tier I capital ratio [c]	12.43	11.64		12.43	11.64
Total capital ratio [c]	14.64	14.18		14.64	14.18
Leverage ratio [c]	10.00	9.08		10.00	9.08
[a] Excludes net gain on sales of investment securities.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Nine Months			Ending Balance
	Ended September 30,		%	Ended September 30,		%	September 30,		%
	2017	2016	Change	2017	2016	Change	2017	2016	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$60,271,504	$61,060,433	(1)	$60,166,823	$61,867,590	(3)	$60,392,987	$60,313,126	—
Total investment securities	13,363,707	12,648,198	6	13,122,371	12,542,222	5	13,345,681	12,757,735	5
Earning assets	77,344,927	81,064,638	(5)	77,927,326	82,045,061	(5)	76,768,653	77,257,835	(1)
Total assets	87,299,979	90,900,339	(4)	87,482,356	91,878,427	(5)	85,683,660	89,356,838	(4)
Noninterest bearing demand deposits	21,072,789	20,715,562	2	20,922,150	20,432,380	2	21,094,235	20,585,598	2
Interest bearing transaction accounts	32,108,141	32,487,598	(1)	32,689,955	32,773,911	—	32,637,845	32,706,487	—
Total transaction accounts	53,180,930	53,203,160	—	53,612,105	53,206,291	1	53,732,080	53,292,085	1
Total deposits	65,589,724	67,979,739	(4)	66,166,611	67,967,135	(3)	67,213,567	67,587,337	(1)
Total shareholder's equity	13,130,915	12,810,740	2	12,997,116	12,763,461	2	13,115,903	12,819,190	2

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2017			2016
	September 30	June 30	March 31	December 31	September 30
NONPERFORMING ASSETS
Nonaccrual loans [a]	$666,812	$760,313	$825,988	$921,042	$1,086,018
Loans 90 days or more past due [b]	43,049	59,434	65,617	61,542	65,525
TDRs 90 days or more past due	963	969	1,185	589	618
Total nonperforming loans [a]	710,824	820,716	892,790	983,173	1,152,161
Other real estate owned, net (OREO)	22,012	22,965	25,113	21,112	21,670
Other repossessed assets	11,443	12,298	9,540	7,587	6,900
Total nonperforming assets	$744,279	$855,979	$927,443	$1,011,872	$1,180,731

TDRs accruing and past due less than 90 days	$95,521	$97,088	$128,558	$110,733	$116,941

Total nonperforming loans as a % of loans	1.18%	1.37%	1.49%	1.63%	1.91%
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.23	1.43	1.55	1.68	1.96
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).

	Three Months Ended
	2017			2016
	September 30	June 30	March 31	December 31	September 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$816,952	$834,106	$838,293	$862,080	$843,051
Net charge-offs (NCO)	71,267	62,439	84,326	61,351	46,078
Provision for loan losses	103,434	45,285	80,139	37,564	65,107
Balance at end of period	$849,119	$816,952	$834,106	$838,293	$862,080

Allowance for loan losses as a % of total loans	1.41%	1.36%	1.40%	1.40%	1.43%
Allowance for loan losses as a % of nonperforming loans [c]	119.46	99.54	93.43	85.26	74.82
Allowance for loan losses as a % of nonperforming assets [c]	114.09	95.44	89.94	82.85	73.01

Annualized as a % of average loans:
NCO - QTD	0.47	0.42	0.57	0.40	0.30
NCO - YTD	0.48	0.49	0.57	0.37	0.36
[c] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	September 30, 2017			December 31, 2016			September 30, 2016
	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual
ENERGY PORTFOLIO
Exploration and production	$1,630,303	$4,080,635	$178,449	$1,654,565	$4,182,861	$308,096	$1,722,052	$4,244,802	$511,520
Midstream	976,845	3,011,822	—	1,199,844	3,230,513	11,298	1,207,650	3,209,931	11,552
Drilling oil and support services	179,636	373,389	2,350	263,770	467,908	66,811	261,748	468,728	64,771
Refineries and terminals	165,453	266,081	205	128,010	262,618	339	130,689	254,130	383
Total energy portfolio	$2,952,237	$7,731,927	$181,004	$3,246,189	$8,143,900	$386,544	$3,322,139	$8,177,591	$588,226

	September 30, 2017			December 31, 2016			September 30, 2016
	As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans
ENERGY PORTFOLIO
Exploration and production	55.2%	2.7%		51.0%	2.7%		51.8%	2.9%
Midstream	33.1	1.6		37.0	2.0		36.4	2.0
Drilling oil and support services	6.1	0.3		8.1	0.4		7.9	0.4
Refineries and terminals	5.6	0.3		3.9	0.2		3.9	0.2
Total energy portfolio	100.0%	4.9%		100.0%	5.4%		100.0%	5.5%

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,
	2017			2016
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$60,271,504	$642,670	4.23%	$61,060,433	$574,748	3.74%
Investment securities available for sale [a]	12,317,271	53,939	1.74	11,373,321	48,450	1.69
Investment securities held to maturity	1,122,893	10,088	3.56	1,249,282	9,701	3.09
Other earning assets [b] [c]	3,709,716	17,804	1.90	7,356,007	17,490	0.95
Total earning assets [a]	77,421,384	724,501	3.71	81,039,043	650,389	3.19
Allowance for loan losses	(821,227)			(848,067)
Unrealized gain (loss) on securities available for sale	(76,457)			25,595
Other assets	10,776,279			10,683,768
Total assets	$87,299,979			$90,900,339

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,557,010	$6,819	0.36	$6,824,519	$4,077	0.24
Savings and money market accounts	24,551,131	27,962	0.45	25,663,079	24,395	0.38
Certificates and other time deposits	12,408,794	40,302	1.29	14,670,360	47,507	1.29
Foreign office deposits	—	—	—	106,219	52	0.19
Total interest bearing deposits	44,516,935	75,083	0.67	47,264,177	76,031	0.64
FHLB and other borrowings	5,053,340	29,904	2.35	4,121,742	21,315	2.06
Federal funds purchased and securities sold under agreement to repurchase [c]	52,034	4,623	35.25	232,451	4,934	8.44
Other short-term borrowings	1,386,329	3,641	1.04	3,737,212	13,453	1.43
Total interest bearing liabilities	51,008,638	113,251	0.88	55,355,582	115,733	0.83
Noninterest bearing deposits	21,072,789			20,715,562
Other noninterest bearing liabilities	2,087,637			2,018,455
Total liabilities	74,169,064			78,089,599
Shareholder's equity	13,130,915			12,810,740
Total liabilities and shareholder's equity	$87,299,979			$90,900,339

Net interest income/ net interest spread		611,250	2.83%		534,656	2.36%
Net yield on earning assets			3.13%			2.62%

Total taxable equivalent adjustment		21,889			19,847

Net interest income		$589,361			$514,809
[a] Excludes adjustment for market valuation.
[b] Beginning in the fourth quarter of 2016, interest bearing deposits with the Federal Reserve are included in earning assets. Previous to this change, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Condensed Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

[c] Yield/rate reflects impact of balance sheet offsetting.

	Nine Months Ended September 30,
	2017			2016
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$60,166,823	$1,859,740	4.13%	$61,867,590	$1,727,822	3.73%
Investment securities available for sale [a]	12,082,938	164,483	1.82	11,258,000	131,253	1.56
Investment securities held to maturity	1,141,894	29,620	3.47	1,269,161	29,293	3.08
Other earning assets [b] [c]	4,638,132	59,220	1.71	7,635,249	53,936	0.94
Total earning assets [a]	78,029,787	2,113,063	3.62	82,030,000	1,942,304	3.16
Allowance for loan losses	(835,915)			(823,372)
Unrealized gain (loss) on securities available for sale	(102,461)			15,061
Other assets	10,390,945			10,656,738
Total assets	$87,482,356			$91,878,427

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,863,401	$19,211	0.33	$6,912,147	$11,867	0.23
Savings and money market accounts	24,826,554	72,643	0.39	25,861,764	75,896	0.39
Certificates and other time deposits	12,554,506	119,447	1.27	14,652,400	142,856	1.30
Foreign office deposits	—	—	—	108,444	160	0.20
Total interest bearing deposits	45,244,461	211,301	0.62	47,534,755	230,779	0.65
FHLB and other borrowings	4,115,511	71,422	2.32	4,543,350	58,919	1.73
Federal funds purchased and securities sold under agreement to repurchase [c]	64,676	16,462	34.03	569,772	16,525	3.87
Other short-term borrowings	2,239,427	24,233	1.45	3,912,069	41,281	1.41
Total interest bearing liabilities	51,664,075	323,418	0.84	56,559,946	347,504	0.82
Noninterest bearing deposits	20,922,150			20,432,380
Other noninterest bearing liabilities	1,899,015			2,122,640
Total liabilities	74,485,240			79,114,966
Shareholder's equity	12,997,116			12,763,461
Total liabilities and shareholder's equity	$87,482,356			$91,878,427

Net interest income/ net interest spread		1,789,645	2.78%		1,594,800	2.34%
Net yield on earning assets			3.07%			2.60%

Total taxable equivalent adjustment		63,023			58,871

Net interest income		$1,726,622			$1,535,929
[a] Excludes adjustment for market valuation.
[b] Beginning in the fourth quarter of 2016, interest bearing deposits with the Federal Reserve are included in earning assets. Previous to this change, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Condensed Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

[c] Yield/rate reflects impact of balance sheet offsetting.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months			Three Months Ended
	Ended September 30,		%	2017			2016
	2017	2016	Change	September 30	June 30	March 31	December 31	September 30
NONINTEREST INCOME
Service charges on deposit accounts	$166,040	$158,393	5	$55,953	$54,919	$55,168	$55,901	$55,047
Card and merchant processing fees	94,749	92,507	2	32,297	32,460	29,992	31,161	31,256
Retail investment sales	82,876	79,689	4	26,817	28,588	27,471	23,293	30,137
Investment banking and advisory fees	78,744	86,324	(9)	30,500	19,943	28,301	20,792	34,385
Money transfer income	77,408	75,960	2	24,881	27,330	25,197	28,632	25,058
Asset management fees	30,162	25,969	16	10,336	10,055	9,771	8,906	8,778
Corporate and correspondent investment sales	26,249	21,490	22	5,145	12,189	8,915	3,199	6,974
Mortgage banking	9,636	5,410	78	3,450	3,316	2,870	16,086	8,242
Bank owned life insurance	12,711	13,041	(3)	4,322	4,220	4,169	4,202	4,170
Other	167,198	206,396	(19)	61,060	53,305	52,833	68,881	59,718
	745,773	765,179	(3)	254,761	246,325	244,687	261,053	263,765
Investment securities gains, net	3,033	30,037	(90)	3,033	—	—	—	—
Loss on prepayment of FHLB and other borrowings, net	—	—	—	—	—	—	(295)	—
Total noninterest income	$748,806	$795,216	(6)	$257,794	$246,325	$244,687	$260,758	$263,765

NONINTEREST EXPENSE
Salaries, benefits and commissions	$835,825	$836,067	—	$279,384	$288,426	$268,015	$283,609	$279,132
Professional services	187,422	178,396	5	64,775	64,840	57,807	63,810	63,628
Equipment	184,691	179,646	3	60,656	62,405	61,630	62,627	59,697
Net occupancy	125,568	120,881	4	42,227	41,240	42,101	40,116	41,610
Money transfer expense	50,069	50,048	—	15,938	17,807	16,324	17,426	16,680
Marketing	44,270	37,531	18	14,996	15,729	13,545	13,018	13,316
Communications	15,584	15,640	—	5,084	5,281	5,219	5,406	5,002
Amortization of intangibles	7,575	12,280	(38)	2,525	2,525	2,525	4,093	4,093
Goodwill impairment	—	—	—	—	—	—	59,901	—
Other	244,755	258,963	(5)	88,377	74,232	82,146	64,064	73,113
Total noninterest expense	$1,695,759	$1,689,452	—	$573,962	$572,485	$549,312	$614,070	$556,271

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
NON-GAAP RECONCILIATION

Computation of Operating Income:
Net interest income (GAAP)	$589,361	$514,809	$1,726,622	$1,535,929
Plus: noninterest income (GAAP)	257,794	263,765	748,806	795,216
Less: noninterest expense (GAAP)	573,962	556,271	1,695,759	1,689,452
Operating income (non-GAAP)	$273,193	$222,303	$779,669	$641,693

Computation of Average Tangible Equity:
Total stockholder's equity (average)	$13,130,915	$12,810,740	$12,997,116	12,763,461
Less: Goodwill and other intangibles (average)	5,041,385	5,101,819	5,045,419	5,108,852
Average tangible equity [B]	$8,089,530	$7,708,921	$7,951,697	7,654,609
Net income [A]	$130,451	$120,351	$408,714	$282,120
Return on average tangible equity ([A]/[B], annualized)	6.40%	6.21%	6.87%	4.92%

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended September 30, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$51,581	$6,351	$6,072	$324,071	$1,259	$24,702,608	$25,091,942	$14,695
Real estate – construction	661	94	2,955	1,877	106	2,241,451	2,247,144	(29)
Commercial real estate – mortgage	21,324	1,089	3,686	108,040	4,645	11,203,594	11,342,378	7,707
Residential real estate – mortgage	57,582	32,606	2,558	175,490	59,086	13,071,181	13,398,503	1,717
Equity lines of credit	11,118	4,824	2,179	34,416	237	2,564,538	2,617,312	179
Equity loans	3,470	1,798	840	11,305	30,574	335,389	383,376	(7)
Credit card	6,832	4,777	10,692	—	—	568,674	590,975	10,591
Consumer – direct	17,563	6,796	5,209	2,746	577	1,571,505	1,604,396	18,281
Consumer – indirect	81,534	23,070	8,858	8,867	—	2,916,849	3,039,178	18,133
Covered loans	—	—	—	—	—	—	—	—
Total loans	$251,665	$81,405	$43,049	$666,812	$96,484	$59,175,789	$60,315,204	$71,267
Loans held for sale	$—	$—	$—	$—	$—	$77,783	$77,783	$—

	At or Quarter Ended June 30, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$32,398	$6,532	$4,770	$448,565	$766	$24,117,488	$24,610,519	$20,047
Real estate – construction	4,829	474	2,251	1,993	110	2,279,166	2,288,823	(797)
Commercial real estate – mortgage	8,966	10,138	3,617	117,893	4,725	11,375,494	11,520,833	(1,386)
Residential real estate – mortgage	54,911	31,227	3,043	141,482	59,490	12,789,171	13,079,324	1,404
Equity lines of credit	8,560	4,933	1,630	29,347	236	2,535,194	2,579,900	795
Equity loans	4,109	1,202	320	11,015	32,110	346,093	394,849	209
Credit card	5,446	4,015	11,738	—	—	555,621	576,820	10,678
Consumer – direct	16,134	6,032	4,187	706	620	1,419,967	1,447,646	16,899
Consumer – indirect	75,605	18,189	5,681	8,964	—	2,952,843	3,061,282	14,590
Covered loans	3,438	308	22,197	348	—	294,873	321,164	—
Total loans	$214,396	$83,050	$59,434	$760,313	$98,057	$58,665,910	$59,881,160	$62,439
Loans held for sale	$—	$—	$—	$—	$—	$74,558	$74,558	$—

	At or Quarter Ended March 31, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$22,472	$11,804	$4,405	$540,407	$31,644	$24,049,936	$24,660,668	$39,411
Real estate – construction	487	25	3,640	1,028	114	2,222,111	2,227,405	(57)
Commercial real estate – mortgage	13,872	1,226	4,602	89,908	4,821	11,284,392	11,398,821	(741)
Residential real estate – mortgage	61,234	22,337	2,653	140,342	58,867	12,832,343	13,117,776	1,195
Equity lines of credit	9,144	3,619	1,478	32,675	—	2,513,579	2,560,495	1,166
Equity loans	5,105	1,592	376	12,626	33,635	367,028	420,362	848
Credit card	6,262	4,719	12,453	—	—	546,877	570,311	9,818
Consumer – direct	12,025	4,866	4,874	637	662	1,306,178	1,329,242	16,818
Consumer – indirect	68,851	16,161	7,463	7,955	—	2,978,318	3,078,748	15,899
Covered loans	6,448	3,479	23,673	410	—	307,929	341,939	(31)
Total loans	$205,900	$69,828	$65,617	$825,988	$129,743	$58,408,691	$59,705,767	$84,326
Loans held for sale	$—	$—	$—	$—	$—	$74,741	$74,741	$—

	At or Quarter Ended December 31, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$23,788	$6,581	$2,891	$596,454	$8,726	$24,483,562	$25,122,002	$14,413
Real estate – construction	918	50	2,007	1,239	2,393	2,118,709	2,125,316	(383)
Commercial real estate – mortgage	3,791	3,474	—	71,921	4,860	11,126,614	11,210,660	280
Residential real estate – mortgage	57,359	28,450	3,356	140,303	59,893	12,970,633	13,259,994	1,044
Equity lines of credit	7,922	4,583	2,950	33,453	—	2,494,870	2,543,778	641
Equity loans	5,615	1,843	467	13,635	34,746	389,403	445,709	512
Credit card	6,411	5,042	10,954	—	—	582,474	604,881	9,680
Consumer – direct	13,338	4,563	4,482	789	704	1,230,765	1,254,641	15,343
Consumer – indirect	85,198	22,833	7,197	5,926	—	3,013,794	3,134,948	19,902
Covered loans	7,311	1,351	27,238	730	—	322,704	359,334	(81)
Total loans	$211,651	$78,770	$61,542	$864,450	$111,322	$58,733,528	$60,061,263	$61,351
Loans held for sale	$—	$—	$—	$56,592	$—	$105,257	$161,849	$—

	At or Quarter Ended September 30, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$72,328	$4,400	$5,320	$850,075	$9,283	$23,897,662	$24,839,068	$8,936
Real estate – construction	522	1,062	2,782	1,214	3,315	2,206,377	2,215,272	(206)
Commercial real estate – mortgage	7,614	369	783	63,593	5,141	11,284,130	11,361,630	(372)
Residential real estate – mortgage	56,204	21,200	3,929	117,243	63,008	13,195,851	13,457,435	560
Equity lines of credit	8,173	4,477	2,417	32,642	—	2,446,759	2,494,468	601
Equity loans	5,567	1,694	353	13,198	36,053	422,510	479,375	18
Credit card	5,696	4,264	10,175	—	—	579,727	599,862	8,460
Consumer – direct	12,099	4,725	4,191	765	759	1,164,288	1,186,827	12,884
Consumer – indirect	73,045	20,165	7,070	7,019	—	3,088,936	3,196,235	15,197
Covered loans	4,075	3,844	28,505	269	—	344,418	381,111	—
Total loans	$245,323	$66,200	$65,525	$1,086,018	$117,559	$58,630,658	$60,211,283	$46,078
Loans held for sale	$—	$—	$—	$—	$—	$101,843	$101,843	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2017			2016
	September 30	June 30	March 31	December 31	September 30
Assets:
Cash and due from banks	$1,145,745	$1,073,646	$1,093,797	$1,284,261	$1,130,610
Interest bearing funds with the Federal Reserve	2,400,533	2,120,285	2,669,135	1,830,078	2,923,813
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	188,380	182,215	197,000	137,447	372,268
Cash and cash equivalents	3,734,658	3,376,146	3,959,932	3,251,786	4,426,691
Trading account assets	572,104	2,651,083	2,892,254	3,144,600	4,051,461
Investment securities available for sale	12,268,309	12,142,844	11,846,618	11,665,055	11,516,885
Investment securities held to maturity	1,077,372	1,143,171	1,158,785	1,203,217	1,240,850
Loans held for sale	77,783	74,558	74,741	161,849	101,843
Loans	60,315,204	59,881,160	59,705,767	60,061,263	60,211,283
Allowance for loan losses	(849,119)	(816,952)	(834,106)	(838,293)	(862,080)
Net loans	59,466,085	59,064,208	58,871,661	59,222,970	59,349,203
Premises and equipment, net	1,226,747	1,253,516	1,273,226	1,300,054	1,287,457
Bank owned life insurance	720,693	718,938	715,883	711,939	712,422
Goodwill	4,983,296	4,983,296	4,983,296	4,983,296	5,043,197
Other assets	1,556,613	1,596,159	1,532,837	1,435,187	1,626,829
Total assets	$85,683,660	$87,003,919	$87,309,233	$87,079,953	$89,356,838
Liabilities:
Deposits:
Noninterest bearing	$21,094,235	$21,000,630	$21,476,890	$20,332,792	$20,585,598
Interest bearing	46,119,332	44,616,750	46,052,748	46,946,741	47,001,739
Total deposits	67,213,567	65,617,380	67,529,638	67,279,533	67,587,337
FHLB and other borrowings	3,956,041	4,789,494	2,993,222	3,001,551	3,671,861
Federal funds purchased and securities sold under agreements to repurchase	44,761	31,619	71,559	39,052	165,573
Other short-term borrowings	327,539	2,435,260	2,642,539	2,802,977	3,591,223
Accrued expenses and other liabilities	1,025,849	1,140,536	1,186,776	1,206,133	1,521,654
Total liabilities	72,567,757	74,014,289	74,423,734	74,329,246	76,537,648
Shareholder’s Equity:
Preferred stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,912,412	14,916,198	14,982,125	14,985,673	15,020,937
Retained deficit	(1,920,184)	(2,050,051)	(2,207,060)	(2,327,440)	(2,416,402)
Accumulated other comprehensive loss	(137,583)	(137,131)	(150,781)	(168,252)	(46,644)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	13,086,350	12,960,721	12,855,989	12,721,686	12,789,596
Noncontrolling interests	29,553	28,909	29,510	29,021	29,594
Total shareholder’s equity	13,115,903	12,989,630	12,885,499	12,750,707	12,819,190
Total liabilities and shareholder’s equity	$85,683,660	$87,003,919	$87,309,233	$87,079,953	$89,356,838

BBVA COMPASS BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2017			2016
	September 30	June 30	March 31	December 31	September 30
Interest income:
Interest and fees on loans	$623,884	$607,375	$574,712	$558,680	$557,996
Interest on investment securities available for sale	53,930	55,590	54,878	60,868	48,382
Interest on investment securities held to maturity	6,994	6,821	6,639	6,664	6,675
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	11,557	12,049	9,262	7,664	4,563
Interest on trading account assets	6,247	9,805	10,297	13,150	12,926
Total interest income	702,612	691,640	655,788	647,026	630,542
Interest expense:
Interest on deposits	75,083	65,914	70,304	73,846	76,031
Interest on FHLB and other borrowings	29,904	22,450	19,068	23,825	21,315
Interest on federal funds purchased and securities sold under agreements to repurchase	4,623	6,942	4,897	4,640	4,934
Interest on other short-term borrowings	3,641	10,506	10,086	12,963	13,453
Total interest expense	113,251	105,812	104,355	115,274	115,733
Net interest income	589,361	585,828	551,433	531,752	514,809
Provision for loan losses	103,434	45,285	80,139	37,564	65,107
Net interest income after provision for loan losses	485,927	540,543	471,294	494,188	449,702
Noninterest income:
Service charges on deposit accounts	55,953	54,919	55,168	55,901	55,047
Card and merchant processing fees	32,297	32,460	29,992	31,161	31,256
Retail investment sales	26,817	28,588	27,471	23,293	30,137
Investment banking and advisory fees	30,500	19,943	28,301	20,792	34,385
Money transfer income	24,881	27,330	25,197	28,632	25,058
Asset management fees	10,336	10,055	9,771	8,906	8,778
Corporate and correspondent investment sales	5,145	12,189	8,915	3,199	6,974
Mortgage banking	3,450	3,316	2,870	16,086	8,242
Bank owned life insurance	4,322	4,220	4,169	4,202	4,170
Investment securities gains, net	3,033	—	—	—	—
Loss on prepayment of FHLB and other borrowings	—	—	—	(295)	—
Other	61,060	53,305	52,833	68,881	59,718
Total noninterest income	257,794	246,325	244,687	260,758	263,765
Noninterest expense:
Salaries, benefits and commissions	279,384	288,426	268,015	283,609	279,132
Professional services	64,775	64,840	57,807	63,810	63,628
Equipment	60,656	62,405	61,630	62,627	59,697
Net occupancy	42,227	41,240	42,101	40,116	41,610
Money transfer expense	15,938	17,807	16,324	17,426	16,680
Marketing	14,996	15,729	13,545	13,018	13,316
Communications	5,084	5,281	5,219	5,406	5,002
Amortization of intangibles	2,525	2,525	2,525	4,093	4,093
Goodwill impairment	—	—	—	59,901	—
Other	88,377	74,232	82,146	64,064	73,113
Total noninterest expense	573,962	572,485	549,312	614,070	556,271
Net income before income tax expense	169,759	214,383	166,669	140,876	157,196
Income tax expense	39,308	56,943	45,846	51,473	36,845
Net income	130,451	157,440	120,823	89,403	120,351
Less: net income attributable to noncontrolling interests	584	431	443	441	523
Net income attributable to BBVA Compass Bancshares, Inc.	$129,867	$157,009	$120,380	$88,962	$119,828